                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 27, 2001

                              ELASTIC NETWORKS INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                      001-16147                58-2418576
(State of Incorporation)       (Commission File Number)      (IRS Employer
                                                           Identification No.)

                        6120 Windward Parkway, Suite 100
                            Alpharetta, Georgia 30005
          (Address of Principal Executive Offices, including Zip Code)

                                 (678) 297-3100
              (Registrant's telephone number, including area code)

         ITEM 1(b).        CHANGES IN CONTROL OF REGISTRANT

         MERGER WITH PARADYNE NETWORKS, INC.

         On December 27, 2001, Elastic Networks Inc. ("Elastic"), Paradyne Networks, Inc. ("Paradyne"), and a wholly owned subsidiary of Paradyne ("Merger Sub") entered into a merger agreement ("Merger Agreement") pursuant to which, subject to the terms and conditions of the Merger Agreement, the parties agreed that Paradyne would acquire Elastic through a merger of Elastic with Merger Sub.

         The transaction is structured as an exchange of a fraction of a share of Paradyne common stock for each common stock share of Elastic. Under the terms of the Merger Agreement, Elastic stockholders will receive between .1990 to
 .2692 of a share of Paradyne common stock for each outstanding share of Elastic common stock, based on the 10-day average closing price of Paradyne common stock prior to the consummation of the merger, which exchange ratio may be subject to an adjustment based on the net working capital of Elastic prior to the merger.

         The foregoing information is qualified in its entirety by reference to the Merger Agreement and the additional related agreements which are attached as exhibits hereto and are incorporated herein by reference in their entirety.

         The proposed transaction will be submitted to Elastic's and Paradyne's stockholders for their consideration, and Paradyne will file with the SEC a registration statement containing the joint proxy statement-prospectus to be used by Paradyne and Elastic to solicit their respective stockholders' approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF ELASTIC AND PARADYNE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT-PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. YOU WILL BE ABLE TO OBTAIN A FREE COPY OF THE JOINT PROXY STATEMENT-PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT ELASTIC AND PARADYNE, AT THE SEC'S INTERNET SITE (HTTP://WWW.SEC.GOV). COPIES OF THE JOINT PROXY STATEMENT-PROSPECTUS AND THE SEC FILINGS THAT WILL BE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT-PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ELASTIC, DARRELL BORNE 678-762-3843, OR TO: PARADYNE, INVESTOR RELATIONS 727-530-8082.

         ITEM 5.           OTHER EVENTS.

                           SEE ITEM 1(b) ABOVE.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      Exhibits.

         The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K.

              Exhibit No.     Description
              -----------     -----------
                  2           Agreement and Plan of Merger, dated as of December
                              27, 2001, among Paradyne Networks, Inc., Phoenix
                              Merger Sub, Inc., and Elastic Networks Inc.

               99.1           Form of Elastic Voting Agreement, dated as of
                              December 27, 2001, among Paradyne Networks, Inc., each of the

                              Elastic Networks Inc. stockholders identified on Annex A, and (with respect to Section 5 only)
                              Elastic Networks Inc.

               99.2           Elastic Voting Agreement, dated as of December 27,
                              2001, among Paradyne Networks, Inc., Nortel
                              Networks Inc., and (with respect to Section 5 only) Elastic Networks Inc.

               99.3           Warrant Termination Agreement, dated as of
                              December 27, 2001, among Paradyne Networks, Inc.,
                              Elastic Networks Inc., and Pequot Private Equity
                              Fund II, L.P.

               99.4           Form of Paradyne Voting Agreement, dated as of
                              December 27, 2001, between Elastic Networks Inc.
                              and each of Sean E. Belanger, Patrick M. Murphy and the Thomas E. Epley Trust

               99.5           Paradyne Voting Agreement, dated as of December
                              27, 2001, between Elastic Networks Inc. and Thomas
                              E. Epley

               99.6           Form of Paradyne Voting Agreement, dated as of
                              December 27, 2001, between Elastic Networks Inc.
                              and each of the Paradyne Networks, Inc.
                              stockholders identified on the signature pages thereto

               99.7 Amendment No. 1 to the Contribution Agreement, dated as of December 27, 2001, between Nortel
                              Networks, Inc. and Elastic Networks Inc.

               99.8           Amendment No. 1 to the Intellectual Property
                              Transfer and License Agreement, dated as of December 27, 2001, between Nortel Networks
                              Corporation and Elastic Networks Inc.

               99.9           Amendment No. 1 to the Patent Transfer and License
                              Agreement, dated as of December 27, 2001, between Nortel Networks, Inc. and Elastic Networks Inc.

               99.10          Modification of Letter Agreement, between Nortel
                              Networks Inc. and Elastic Networks Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ELASTIC NETWORKS INC.
                                   (Registrant)



                                   By:    /s/ Darrell E. Borne
                                      ---------------------------------
                                   Name:  Darrell E. Borne
                                   Title: Chief Financial Officer


Date: December 31, 2001

                                  EXHIBIT INDEX

         The following exhibits are filed as part of this Report.

Exhibit No.    Description
-----------    -----------
   2           Agreement and Plan of Merger, dated as of December 27, 2001, among Paradyne Networks, Inc., Phoenix Merger Sub, Inc., and
               Elastic Networks Inc.

99.1 Form of Elastic Voting Agreement, dated as of December 27, 2001, among Paradyne Networks, Inc., each of the Elastic Networks Inc.
               stockholders identified on Annex A, and (with respect to Section
               5 only) Elastic Networks Inc.

99.2           Elastic Voting Agreement, dated as of December 27, 2001, among
               Paradyne Networks, Inc., Nortel Networks Inc., and (with respect to Section 5 only) Elastic Networks Inc.

99.3 Warrant Termination Agreement, dated as of December 27, 2001, among Paradyne Networks, Inc., Elastic Networks Inc., and Pequot
               Private Equity Fund II, L.P.

99.4 Form of Paradyne Voting Agreement, dated as of December 27, 2001, between Elastic Networks Inc. and each of Sean E. Belanger,
               Patrick M. Murphy and the Thomas E. Epley Trust

99.5           Paradyne Voting Agreement, dated as of December 27, 2001, between
               Elastic Networks Inc. and Thomas E. Epley

99.6 Form of Paradyne Voting Agreement, dated as of December 27, 2001, between Elastic Networks Inc. and each of the Paradyne Networks, Inc. stockholders identified on the signature pages thereto

99.7           Amendment No. 1 to the Contribution Agreement, dated as of
               December 27, 2001, between Nortel Networks, Inc. and Elastic
               Networks Inc.

99.8           Amendment No. 1 to the Intellectual Property Transfer and License
               Agreement, dated as of December 27, 2001, between Nortel Networks
               Corporation and Elastic Networks Inc.

99.9 Amendment No. 1 to the Patent Transfer and License Agreement, dated as of December 27, 2001, between Nortel Networks, Inc. and
               Elastic Networks Inc.

99.10          Modification of Letter Agreement, between Nortel Networks Inc.
               and Elastic Networks Inc.